Exhibit 99.1

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com PIONEER NATURAL RESOURCES COMPANY 777 HIDDEN RIDGE IRVING, TX 75038 ATTN: CORPORATE COMMUNICATIONS Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 10:59 p.m. Central Time on January 11, 2021 for shares held directly and by 4:00 p.m. Central Time on January 11, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PXD2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 10:59 p.m. Central Time on January 11, 2021 for shares held directly and by 4:00 p.m. Central Time on January 11, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D27785-S13599 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PIONEER NATURAL RESOURCES COMPANY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 1. 1.TO VOTE ON A PROPOSAL TO APPROVE THE ISSUANCE OF SHARES OF PIONEER COMMON STOCK, PAR VALUE $0.01 PER SHARE For Against Abstain (“PIONEER COMMON STOCK”), PURSUANT TO THE TERMS OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 20, 2020! ! ! (AS AMENDED FROM TIME TO TIME, THE “MERGER AGREEMENT”), BY AND AMONG PIONEER, PARSLEY ENERGY, INC. (“PARSLEY”) AND CERTAIN SUBSIDIARIES OF PIONEER AND PARSLEY, AND OTHER SHARES OF PIONEER COMMON STOCK RESERVED FOR ISSUANCE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT (COLLECTIVELY, THE “STOCK ISSUANCE” AND SUCH PROPOSAL, THE “PIONEER STOCK ISSUANCE PROPOSAL”). IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. IF YOU WISH TO VOTE BY INTERNET OR PHONE, PLEASE READ THE INSTRUCTIONS ABOVE. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title. Signature [PLEASE SIGN WITHIN BOX]Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D27786-S13599 PIONEER NATURAL RESOURCES COMPANY Special Meeting of Stockholders January 12, 2021 9.00 AM Central time This proxy is solicited by the Board of Directors The undersigned hereby appoints Richard P. Dealy and Mark H. Kleinman, and each of them, as attorneys in fact and proxies with full power of substitution and revocation as to each of them, to represent the undersigned and to vote, as designated on the reverse side of this form, all the shares of common stock of Pioneer Natural Resources Company that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on January 12, 2021, and any adjournment or postponement thereof, upon the matters set forth on the reverse side and, in their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PIONEER NATURAL RESOURCES USA, INC. 401(k) PLAN TO: THE VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE FOR THE EMPLOYER MATCHING CONTRIBUTION (STOCK ACCOUNT) OF THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN In connection with the proxy materials I received relating to the Special Meeting of Stockholders of Pioneer Natural Resources Company to be held on January 12, 2021, I direct you to execute a proxy with respect to all shares of common stock of Pioneer to which I have the right to give voting instructions under the 401(k) plan upon the matters set forth on the reverse side of this form, as designated on the reverse side and, in their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof. I understand you will hold these instructions strictly confidential. Continued and to be signed on reverse side